UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): May 31, 2005

                    FIRST FEDERAL BANC OF THE SOUTHWEST, INC.
                    -----------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

    Delaware                      000-51243                      85-0453611
----------------------------    -----------------------         --------------
(State or Other Jurisdiction)   (Commission File Number)     (I.R.S. Employer
  of Incorporation)                                         Identification No.)


300 North Pennsylvania Avenue, Roswell, New Mexico                    88201
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(Address of Principal Executive Offices)                            (Zip Code)

Registrant's telephone number, including area code:  (505) 622-6201
                                                     --------------

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.01  Completion of Acquisition or Description of Assets.
           --------------------------------------------------
On May 31, 2005, the merger of GFSB Bancorp, Inc. with and into First Federal Banc of the Southwest, Inc. (the "Merger"), as contemplated by the Agreement and Plan of Merger by and between First Federal Banc of the Southwest, Inc. ("FFBSW") and GFSB Bancorp, Inc. ("GFSB"), dated as of August 25, 2004 (the "Agreement"), was completed. In accordance with the Agreement, the aggregate consideration paid in the Merger consisted of approximately $11.5 million in cash and approximately 721,000 shares of FFBSW common stock.

The preceding is qualified in its entirety by reference to the Agreement, incorporated by reference by Exhibit 2.1 to this Form 8-K, and a press release dated June 1, 2005, attached as Exhibit 99.1 to this Form 8-K.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
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Effective with the closing of the Merger on May 31, 2005, FFBSW's Board of
Directors appointed Richard C. Kauzlaric and Michael P. Mataya to FFBSW's Board of Directors.

Item 9.01  Financial Statements and Exhibits
           ---------------------------------

(a)      Financial Statements of Businesses Acquired.

         (i) The Audited Consolidated Statements of Financial Condition at June 30, 2004 and 2003, and the Audited Consolidated Statements of Earnings and Comprehensive Earnings for the years ended June 30, 2004 and 2003 of GFSB are incorporated herein by reference by Exhibit 99.2.

         (ii) The Unaudited Condensed Consolidated Statements of Financial Condition at March 31, 2005 and June 30, 2004, and the Unaudited Condensed Consolidated Statements of Earnings and Comprehensive Earnings for the three months and nine months ended March 31, 2005 and March 31, 2004 for GFSB are incorporated herein by reference by Exhibit 99.3.

(b)      Pro Forma Financial Information.

         (i) Unaudited Combined Consolidated Pro Forma Financial Data will be provided by FFBSW by an amendment to this Form 8-K as required.

(c)      Exhibits.

     Exhibit No.     Description
     -----------     -----------

         2.1 Agreement and Plan of Merger dated as of August 25, 2004, by and between First Federal Banc of the

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                  Southwest, Inc. and GFSB Bancorp, Inc. (incorporated by
                  reference to Exhibit 2.1 to FFBSW's Registration Statement on Form S-4, filed with the Securities and Exchange Commission on November 24, 2004 (Commission File No. 333-120729)).

         99.1 Press release of First Federal Banc of the Southwest, Inc. dated June 1, 2005.

         99.2 Audited Consolidated Financial Statements of GFSB (incorporated by reference to GFSB's Annual Report on Form 10-KSB, filed with the Securities and Exchange Commission on September 27, 2004 (Commission File No.000-25854)).

         99.3 Unaudited Condensed Consolidated Financial Statements of GFSB (incorporated by reference to GFSB's Quarterly Report on Form 10-QSB, filed with the Securities and Exchange Commission on May 13, 2005 (Commission File No.000-25854)).




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                FIRST FEDERAL BANC OF THE SOUTHWEST, INC.



DATE:  June 1, 2005        By:  /s/ George A. Rosenbaum, Jr.
                                ----------------------------------------------
                                George A. Rosenbaum, Jr.
                                Chief Financial Officer



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                                  EXHIBIT INDEX


Exhibit        Description
-------        -----------

 99.1 Press release of First Federal Banc of the Southwest, Inc. dated June 1, 2005.